EXHIBIT 10.20
                         THIRD AMENDMENT
                             OF THE
                     GIANT INDUSTRIES, INC.
                     & AFFILIATED COMPANIES
                           401(K) PLAN


       WHEREAS, Giant Industries, Inc. and certain of its affiliates (the "Employer") adopted the Giant Industries, Inc. & Affiliated Companies 401(k) Plan (the "Plan") effective July 1, 1993; and

       WHEREAS, the Employer amended and restated the Plan, effective July 1, 1993, through an Adoption Agreement dated
  September 10, 1994; and

       WHEREAS, the Employer has the authority to amend the Plan.

       NOW, THEREFORE, the Employer hereby amends the Plan as follows:

       Pages 3, 4 and 13, and the Attachment to Adoption Agreement for Giant Industries, Inc. & Affiliated Companies 401(k) Plan of the existing Plan are hereby removed and replaced by the attached replacement pages 3, 4 and 13, and the Attachment to Adoption Agreement for Giant Industries, Inc. & Affiliated Companies 401(k) Plan.

       This amendment is effective July 1, 1998, except as otherwise stated in the replacement pages of the attachment.

                          GIANT INDUSTRIES, INC. &
                          AFFILIATED COMPANIES

  12-10-98                By:  /s/ CHARLES F. YONKER
  --------                   ----------------------------
                          Name: Charles F. Yonker
                          Title: Director Human Resources

                          Accepted by:
                          FIDELITY MANAGEMENT TRUST COMPANY,
                          as Trustee

  --------                By:----------------------------
                          Name:
                          Title:

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       (b)  THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED
            EMPLOYER(S) (as defined in Section 2.01(a)(26)):

            See attached sheet.

  1.03 COVERAGE

       (a)  ALL EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED
            BELOW WILL BE ELIGIBLE TO PARTICIPATE IN THE PLAN.

            (1) SERVICE REQUIREMENT (check one):

                (A) [ ] no service requirement.

                (B) [ ] three consecutive months of service
                        (no minimum number Hours of Service
                        can be required).

                (C) [ ] six consecutive months of service (no
                        minimum number Hours of Service can be
                        required).

                (D) [X] one Year of Service (1,000 Hours of
                        Service is required during the
                        Eligibility Computation Period.)

            (2) AGE REQUIREMENT (check one):

                (A) [X] no age requirement.

                (B) [ ] must have attached age ___ (not to
                        exceed 21).

                                            (Replacement Page,
                                             Third Amendment)
                                3
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
  (3) THE CLASS OF EMPLOYEES ELIGIBLE TO PARTICIPATE IN THE
      PLAN (check one):

      (A) [ ] includes all Employees of the Employer.

      (B) [X] includes all Employees of the Employer except for (check the appropriate box(es)):

              (i)   [X] Employees covered by a collective
                        bargaining agreement.

              (ii)  [ ] Highly Compensated Employees as
                        defined in Code Section 414(g).

              (iii) [X] Leased Employees as defined in Section
                        2.01(a)(18).

              (iv)  [ ] Nonresident aliens who do not receive
                        any earned income from the Employer
                        which constitutes United States source
                        income.

              (v)   [ ] Other

           Note: No exclusion in this section may create a discriminatory class of employees. An Employer's plan must still pass the Internal Revenue Code coverage and participation requirements if one or more of the above groups of Employees have been excluded from the Plan.

  (b) THE ENTRY DATE(S) SHALL BE (check one):

      (1) [ ] the first day of each Plan Year (not if Section
              1.03 (a)(1)(D) is elected).

      (2) [X] the first day of each Plan Year and the date six months later. (July 1) See attachment.

      (3) [ ] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

      (4) [ ] the first day of each month.

                                            (Replacement Page,
                                             Third Amendment)
                               4
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  1.08  PREDECESSOR EMPLOYER SERVICE

        [X] SERVICE FOR PURPOSES OF ELIGIBILITY IN SECTION 1.03(a)(1) AND VESTING IN SECTION 1.07(a) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING EMPLOYER(S):

        (a)  See attachment.

        (b)  See attachment.

        (c)  See attachment.

        (d)  See attachment.

        (e)  See attachment.

  1.09  PARTICIPANT LOANS

        PARTICIPANT LOANS (check (a) or (b)):

        (a)  [ ] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.09,
                 SUBJECT TO A $1,000 MINIMUM AMOUNT AND WILL BE
                 GRANTED (check (1) or (2)):

                 (1)  [ ] for any purpose.
                 (2)  [ ] for hardship withdrawal (as defined in
                          Section 7.10) purposes only.

        (b)  [X] WILL NOT BE ALLOWED.

  1.10  HARDSHIP WITHDRAWALS

        PARTICIPANT WITHDRAWALS FOR HARDSHIP PRIOR TO TERMINATION OF EMPLOYMENT (check one):

        (a) [X] WILL BE ALLOWED IN ACCORDANCE WITH SECTION 7.10, SUBJECT TO A $1,000 MINIMUM AMOUNT.

        (b)  [ ]  WILL NOT BE ALLOWED.

                                                  (Replacement Page,
                                                   Third Amendment)
                                  13
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        ATTACHMENT TO ADOPTION AGREEMENT FOR GIANT INDUSTRIES, INC.
                    AFFILIATED COMPANIES 401(K) PLAN

  Section 1.03(b).

       The Entry Date(s) shall include the first day of each month between June 25, 1998 and December 31, 1998, but only for an employee who was employed by Kaibab and was eligible to contribute to the Kaibab Industries, Inc. 401(k) Employee Savings Plan for Employees Not Covered under a Collective Bargaining Agreement ("the Kaibab 401(k) Plan") immediately before becoming an Employee of the Employer and who became an Employee of the Employer on or after May 21, 1998 and on or before December 31, 1998, in connection with the sale of certain assets of Kaibab to the Employer.

  Section 1.04(a)(4).

       Effective January 1, 1997, Compensation shall exclude (1) the value of a qualified or a nonqualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income, (2) the amount realized from the exercise of a qualified or nonqualified stock option and (3) severance benefits.

  Section 1.05(c)(4)(A).

       An Employee of Giant Exploration & Production Company ("E&P") who is employed by E&P on July 16, 1996, and who is not thereafter transferred from E&P to another affiliate or division that is part of the Employer, shall be deemed to satisfy the requirements of this Section 1.05(c)(4)(A) for the Plan Year ending December 31, 1996.

  Section 1.08

       (a) Effective as of January 1, 1996, Bloomfield Refining Company ("Bloomfield"), The Gary-Williams Company ("Gary-Williams"), and any affiliate or predecessor employer of either, but only to the extent service was credited under The Gary Tax Advantaged Savings Program and Profit-Sharing Plan on October 4, 1995 with respect to such employer, and only for employees who were employed by Bloomfield or Gary-Williams on October 3, 1995,

                                 -1-               (Replacement Page,
                                                    Third Amendment)
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            and became Employees of the Employer on October 4, 1995,
            in connection with the sale of assets of Bloomfield Refining Company to the Employer.

       (b) Effective as of January 1, 1996, Meridian Oil Inc., Meridian Oil Gathering Inc., and Meridian Oil Trading Inc. (collectively "Meridian"), and any affiliate or predecessor employer of Meridian, but only to the extent service was credited under the Burlington Resources Retirement Savings Plan on August 18, 1995 with respect to such employer, and only for employees who were employed by Meridian on August 17, 1995, and became Employees of the Employer on August 18, 1995, in connection with the sale of assets of Meridian to the Employer.

       (c) Effective as of January 1, 1996, Texaco Refining and Marketing Inc. ("Texaco"), and any affiliate or predecessor employer of Texaco, but only to the extent service was credited under any plan sponsored by Texaco that qualified under Section 401(a)(4) of the Code, and only for an employee who was employed by Texaco on July 24, 1993, and became an Employee of the Employer on July 25, 1995 in connection with the sale of assets of Texaco to the Employer.

       (d) Effective as of July 1, 1997, Thriftway Marketing Corporation ("Thriftway") for service before May 28, 1997 but only for Pat Curtis, a human resource generalist, and for employees employed by Thriftway on May 27, 1997 who were employed or hired into the transportation division on or about May 28, 1997 and who became Employees of the Employer on May 28, 1997 in connection with the sale of assets of Thriftway and certain related entities to the Employer.

       (e) Effective as of July 1, 1998, Kaibab Industries, Inc. ("Kaibab") and any affiliate or predecessor employer of Kaibab, but only to the extent Service was granted under the Kaibab 401(k) Plan and only for an employee who was employed by Kaibab immediately before becoming an Employee of the Employer and became an Employee of the Employer on or after May 21, 1998 and on or before December 31, 1998, in connection with the sale of certain assets to Kaibab to the Employer.

                                 -2-               (Replacement Page,
                                                    Third Amendment)
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  AMENDMENT TO BASIC PLAN DOCUMENT

    (a) By way of clarification and emphasis, Section 13.01 is amended by inserting the words "Discretionary authority" at the beginning of each of clauses (b)-(f), and in each such clause, revising "To" to read "to".

    (b) The second sentence of Section 4.10(a)(1) is amended by adding the following at the conclusion thereof: "; provided, that in the case of a direct rollover of an eligible rollover distribution from the Kaibab 401(k) Plan and the Kaibab Industries, Inc. Employee Stock Ownership Plan (the 'Kaibab plans'), the transfer may include a participant note for a plan Loan from one of the Kaibab plans."

    (c) By way of clarification and emphasis, Section 4.10(a)(2) is amended by inserting the phrase "any or all" between the words "accept" and "rollover" in both places they occur.

                                 -3-               (Replacement Page,
                                                    Third Amendment)